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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 5, 2001
                                (Date of Report)

                             AmeriGas Partners, L.P.
             (Exact name of registrant as specified in its charter)

          Delaware                     1-13692                  23-2787918
(State or other jurisdiction         (Commission             (I.R.S. Employer
     of incorporation)                 File No.)            Identification No.)

                                460 N. Gulph Road
                       King of Prussia, Pennsylvania 19406
               (Address of principal executive offices) (Zip Code)

                                 (610) 337-7000
              (Registrant's telephone number, including area code)

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Item 5.     Other Events.

     Attached as Exhibit 1 is the Underwriting Agreement dated December 5, 2001 by and among AmeriGas Partners, L.P., AmeriGas Propane, L.P., AmeriGas Propane, Inc., AmeriGas Eagle Propane, L.P., AmeriGas Eagle Holdings, Inc., Columbia Energy Group, Salomon Smith Barney Inc., Banc of America Securities LLC, Credit Suisse First Boston Corporation and UBS Warburg LLC.

Item 7.   Financial Statements and Exhibits.

(c)   Exhibits.

      1 Underwriting Agreement dated December 5, 2001 by and among AmeriGas Partners, L.P., AmeriGas Propane, L.P., AmeriGas Propane, Inc., AmeriGas Eagle Propane, L.P., AmeriGas Eagle Holdings, Inc., Columbia Energy Group, Salomon Smith Barney Inc., Banc of America Securities LLC, Credit Suisse First Boston Corporation and UBS Warburg LLC.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERIGAS PARTNERS, L.P.
                                       (Registrant)

     Date: December 6, 2001            By: /s/ Robert W. Krick
                                           -------------------------------------
                                           Robert W. Krick
                                           Treasurer

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                                  EXHIBIT INDEX

Exhibit Number           Description
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     1                   Underwriting Agreement dated December 5, 2001 by and
                         among AmeriGas Partners, L.P., AmeriGas Propane, L.P.,
                         AmeriGas Propane, Inc., AmeriGas Eagle Propane, L.P.,
                         AmeriGas Eagle Holdings, Inc., Columbia Energy
                         Group, Salomon Smith Barney Inc., Banc of America
                         Securities LLC, Credit Suisse First Boston Corporation and UBS Warburg LLC.